Voting Agreement

This Voting Agreement (this “Agreement”), is made and entered into as of May 9, 2010, by and between MRRC Hold Co., a Delaware corporation (“Parent”), and the undersigned shareholder (“Shareholder”) of Rubio’s Restaurants, Inc., a Delaware corporation (the “Company”).

Recitals

A.           Concurrently with the execution of this Agreement, Parent, MRRC Merger Co., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will be merged with and into the Company (the “Merger”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement.

B.           Shareholder is the record holder of such number of outstanding shares of Company Common Stock as is indicated on the signature pages to this Agreement.

C.           As a material inducement to enter into the Merger Agreement, Parent desires Shareholder to agree, and Shareholder is willing to agree, to vote the Shares (as defined in Section 1.1 below), and such other shares of capital stock of the Company over which Shareholder has voting power, so as to facilitate consummation of the Merger.

In consideration of the foregoing and the representations, warranties, covenants and agreements set forth in this Agreement, the parties agree as follows:

1.	Voting of Shares.

1.1           Shares.  The term “Shares” shall mean all issued and outstanding shares of Company Common Stock owned of record or beneficially owned by Shareholder or over which Shareholder exercises voting power, in each case, as of the date of this Agreement.  Shareholder agrees that any shares of capital stock of the Company that Shareholder purchases or with respect to which Shareholder otherwise acquires beneficial ownership or over which Shareholder exercises voting power after the date of this Agreement and prior to the termination of this Agreement pursuant to Section 4 below shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares as of the date hereof.  It is expressly agreed that “Shares” shall exclude shares of capital stock of the Company that, by virtue of Stockholder’s ownership of options or non-voting convertible securities, are deemed to be beneficially owned by Stockholder pursuant to Rules 13d-3(d)(1)(i)(A) or (B) until such time that Stockholder exercises such options for or converts such convertible securities into the underlying capital stock of the Company.

1.2           Agreement to Vote Shares.  Shareholder hereby covenants and agrees that during the period commencing on the date hereof and continuing until this Agreement terminates pursuant to Section 4 hereof, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the shareholders of the Company, however called, and in any action by written consent of the shareholders of the Company, Shareholder shall appear at the meeting or otherwise cause any and all Shares to be counted as present thereat for purposes of establishing a quorum and vote (or cause to be voted) any and all Shares:  (i) in favor of the approval of the principal terms of the Merger; and (ii) against any Takeover Proposal.  Shareholder further agrees not to enter into any agreement or understanding with any person or entity the effect of which would be inconsistent with or violative of any provision contained in this Section 1.2.

1.3           Waiver of Appraisal Rights.  Shareholder hereby irrevocably and unconditionally waives, and agrees not to exercise or assert, any rights of appraisal, dissenters’ rights or similar rights at any time in connection with the Merger.

1.4           Adjustments Upon Changes in Capitalization.  In the event of any change in the number of issued and outstanding shares of Company Common Stock by reason of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Company Common Stock), combination, reorganization, recapitalization or other like change, conversion or exchange of shares, or any other change in the corporate or capital structure of the Company, the term “Shares” shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

2.            Transfer and Other Restrictions.  Shareholder represents, covenants and agrees that, except as agreed to by Parent in writing: (i) Shareholder shall not, directly or indirectly, during the period commencing on the date hereof and continuing until this Agreement terminates pursuant to Section 4 hereof, offer for sale or agree to sell, transfer, tender, assign, pledge, hypothecate or otherwise dispose of or enter into any contract, option or other arrangement or understanding with respect to, or consent to, the offer for sale, sale, transfer, tender, pledge, hypothecation, encumbrance, assignment or other disposition of, or create any Lien of any nature whatsoever with respect to, any or all of the Shares or any interest therein (ii) Shareholder shall not grant any proxy or power of attorney, or deposit any Shares into a voting trust or enter into a voting agreement or other arrangement, with respect to the voting of Shares (each a “Voting Proxy”) except (A) proxies delivered to management in connection with proposals, including the election of directors, submitted to stockholders at the 2010 annual meeting of stockholders, so long as such proxies do not contravene Shareholder's obligations pursuant to Section 1.2 hereof or (B) by order of a court of competent jurisdiction; and (iii) Shareholder has not granted, entered into or otherwise created any Voting Proxy which is currently (or which will hereafter become) effective, and if any Voting Proxy has been created, such Voting Proxy is hereby revoked.  Notwithstanding the foregoing, Shareholder may transfer any or all of the Shares (i) as a bona fide gift or gifts; (ii) by testamentary or intestate succession or will, or by operation of law, in which case this Agreement shall bind the transferee; (iii) in connection with estate or charitable planning purposes, including Transfers to relatives, trusts and charitable organizations; or (iv) under any written trading plan adopted prior to the date of this Agreement under Rule 10b5-1 of the Exchange Act, provided that in the case of the foregoing clauses (i) or (iii), it shall be a condition to such transfer that each donee thereof executes and delivers to Parent an agreement with Parent in the form of this Agreement, in each case with respect to any and all Shares so transferred.

3.            Representations and Warranties of Shareholder.  Shareholder represents and warrants to Parent that:

3.1           Authority; Validity.  Shareholder has all requisite capacity, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by Shareholder and the consummation by Shareholder of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Shareholder.  This Agreement has been duly executed and delivered by Shareholder.  If this Agreement is being executed in a representative or fiduciary capacity with respect to Shareholder, the person signing this Agreement has full power and authority to enter into and perform this Agreement.

3.2           Non-Contravention.  To the best of Shareholder’s knowledge, the execution, delivery and performance of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, contravene, conflict with, or result in any violation of, breach of or default by (with or without notice or lapse of time, or both) Shareholder under, or give rise to a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any Lien upon any of the properties or assets of Shareholder under, any provision of (i) Shareholder's charter, bylaws, partnership agreement or other organizational documents, if applicable, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Shareholder or (iii) any judgment, order, decree, statute, law, ordinance, injunction, rule or regulation applicable to Shareholder or any of Shareholder’s properties or assets, other than any such conflicts, violations, defaults, rights, or Liens that, individually or in the aggregate, would not impair the ability of Shareholder to perform Shareholder’s obligations hereunder or prevent, limit or restrict in any respect the consummation of any of the transactions contemplated hereby.  There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which Shareholder is settlor or trustee or any other person or entity, including any Governmental Authority, whose consent, approval, order or authorization is required by or with respect to Shareholder for the execution, delivery and performance of this Agreement by Shareholder or the consummation by Shareholder of the transactions contemplated hereby.

3.3           Title.  Shareholder is the record owner of the shares of Company Common Stock indicated on the signature pages hereto, which, on and as of the date hereof, are free and clear of any Liens that, individually or in the aggregate, would impair the ability of Shareholder to perform Shareholder’s obligations hereunder or prevent, limit or restrict in any respect the consummation of any of the transactions contemplated hereby.  The number of Shares set forth on the signature pages hereto are the only Shares owned of record or beneficially owned by Shareholder or over which Shareholder exercises sole voting power and, except as set forth on such signature pages, Shareholder holds no options or warrants to purchase or rights to subscribe for or otherwise acquire any securities of the Company and has no other interest in or voting rights with respect to any securities of the Company.

3.4           Power.  Unless otherwise indicated on the signature pages hereto, Shareholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 1 and Section 2 hereof and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares, with no limitations, qualifications or restrictions on such rights.

3.5           Brokers.  Parent shall not be obligated or otherwise liable for any broker’s, finder’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of any Shareholder.

4.             Effectiveness; Termination; No Survival.  This Agreement shall become effective upon its execution by Shareholder and Parent and upon the execution of the Merger Agreement.  This Agreement may be terminated at any time by mutual written consent of Shareholder and Parent.  This Agreement, and the obligations of Shareholder hereunder, including, without limitation, Shareholder’s obligations under Section 1 and Section 2 above, shall terminate, without any action by the parties hereto, upon the earlier to occur of the following: (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement; (ii) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article 8 thereof and (iii) upon the amendment of the Merger Agreement without Shareholder’s prior written consent in the event that such amendment should adversely impact the amount of consideration such Stockholder is entitled to receive pursuant to the Merger Agreement.

5.             Further Assurances.  Subject to the terms of this Agreement, from time to time, Shareholder shall execute and deliver such additional documents (including, on request, additional confirmatory proxies and written waivers of appraisal rights) and use commercially reasonable efforts to take, or cause to be taken, all such further actions, and to do or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

6.	Miscellaneous.

6.1           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

6.2           Binding Effect and Assignment.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other.  Any purported assignment in violation of this Section 6.2 shall be void.

6.3           Amendments and Modification.  This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

6.4           Specific Performance; Injunctive Relief; Attorneys Fees.  The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Shareholder set forth herein.  Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity and Shareholder hereby irrevocably and unconditionally waives any objection to Parent seeking so to enforce such covenants and agreements by specific performance, injunctive relief and other means.  If any action, suit or other proceeding (whether at law, in equity or otherwise) is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover, in addition to any other remedy granted to such party therein, all such party’s costs and attorneys fees incurred in connection with the prosecution or defense of such action, suit or other proceeding.

6.5           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by overnight courier or by facsimile (upon confirmation of receipt) to the parties at the following addresses or at such other addresses as shall be specified by like notice:

if to Parent, to:

MRRC Hold Co.
c/o Mill Road Capital, L.P.
382 Greenwich Avenue, Suite One
Greenwich, Connecticut 06830
Fax:  (203) 621-3280
Attention:  Charles Goldman and Scott Scharfman

with a copy to:

Foley Hoag LLP
Seaport World Trade Center West
155 Seaport Boulevard
Boston, Massachusetts  02210
Fax:  (617) 832-7000
Attention:  Peter M. Rosenblum, Esq.

if to Shareholder, at its address set forth on the signature pages hereto,

with a copy to each of:

Orrick, Herrington & Sutcliffe LLP
405 Howard Street
San Francisco, California 94303
Fax:  (415) 773-5759
Attention:  Lawrence B. Low, Esq.

and:

DLA Piper LLP (US)
2000 University Avenue
East Palo Alto, California 94303
Fax:  (650) 687-1168
Attention: Diane Holt Frankle, Esq.

6.6           Governing Law; Submission to Jurisdiction.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.  Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any state or Federal court located in the State of Delaware or in the Court of Chancery of the State of Delaware in the event any dispute arises out of this Agreement, (ii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it shall not bring any action relating to this Agreement in any court other than a state or Federal court located in the State of Delaware or the Court of Chancery of the State of Delaware.

6.7           Entire Agreement.  The Merger Agreement and this Agreement constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

6.8           Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.9           Captions.  The captions to sections of this Agreement have been inserted only for identification and reference purposes and shall not be used to construe or interpret this Agreement.

6.10           Shareholder Capacity.  Notwithstanding anything herein to the contrary, Shareholder makes no agreement or understanding herein regarding the capacity of any of its officers, members, partners, affiliates or agents as a director or officer of the Company or any subsidiary of the Company, and the agreements set forth herein shall in no way restrict Shareholder or any of its officers, members, partners, affiliates or agents in the exercise of any of their fiduciary duties as a director or officer of the Company or any subsidiary of the Company or limit or affect any actions taken by Shareholder or any of its officers, members, partners, affiliates or agents in any of their capacities as an officer or director of the Company or any subsidiary of the Company.  Shareholder has executed this Agreement solely in its capacity as the record and/or beneficial holder of Shares.

In Witness Whereof, the parties hereto have caused this Voting Agreement to be executed as of the date first above written.

MRRC Hold Co.

By:	/s/ Scott P. Scharfman
Name:	Scott P. Scharfman
Title:	President and Chief Executive Officer

Shareholder:
Rosewood Capital, L.P.

By:	Rosewood Associates L.P.
Its:	General Partner

By:	/s/ Kyle A. Anderson
Kyle A. Anderson, Managing Director

Address: One Maritime Plaza, Suite 1575 San Francisco, California 94111 Fax No.: (415) 362-1192

Outstanding Shares of Company Common Stock Owned by Shareholder: 1,526,812
Options, Warrants or Rights to purchase Company Common Stock Owned by Shareholder: